UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 26, 2020

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue,

Memphis, Tennessee 38103

(Address of Principal Executive Office) (Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events.

On May 26, 2020, First Horizon National Corporation (“First Horizon”) completed the issuance and sale of $450,000,000 aggregate principal amount of its 3.550% Senior Notes due 2023 and $350,000,000 aggregate principal amount of 4.000% Senior Notes due 2025 (together, the “Notes”), pursuant to an Underwriting Agreement, dated May 20, 2020 (the “Underwriting Agreement”), between First Horizon, on the one hand, and Morgan Stanley & Co. LLC, Barclays Capital Inc., FHN Financial Securities Corp., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters, on the other hand. The sale of the Notes was made pursuant to First Horizon’s Registration Statement on Form S-3 (File No. 333-229338) filed with the Securities and Exchange Commission (the “Registration Statement”).

A copy of the Underwriting Agreement is attached as Exhibit 1.1 and the Officers’ Certificate, dated May 26, 2020, setting forth the terms of the Notes and including each form of Note is attached as Exhibit 4.2.

The opinion and consent of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon, as to the validity of the Notes is attached as Exhibit 5.1. The opinion and consent of Sullivan & Cromwell LLP as to the validity of the Notes is attached as Exhibit 5.2. The opinion and consent of Sullivan & Cromwell LLP as to tax matters regarding the Notes is attached as Exhibit 8.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filled herewith:

Exhibit #	Description

1.1	Underwriting Agreement, dated May 20, 2020, between First Horizon, on the one hand, and Morgan Stanley & Co. LLC, Barclays Capital Inc., FHN Financial Securities Corp., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters, on the other hand, relating to the purchase of the Notes.

4.1	Supplemental Indenture No. 1, dated May 26, 2020, between First Horizon and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Officers’ Certificate, dated May 26, 2020, setting forth the terms of the Notes and including each form of Note.

5.1	Opinion of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon, as to the validity of the Notes.

5.2	Opinion of Sullivan & Cromwell LLP as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP on tax matters regarding the Notes.

23.1	Consent of Charles T. Tuggle, Jr., (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2 and 8.1).

104	Cover Page Interactive Data File, formatted in Inline XBRL

In the Underwriting Agreement filed as Exhibit 1.1, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract. They are subject to contractual materiality standards. Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion. No such representation or warranty may be relied upon by any other person for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation

Date: May 26, 2020	By:	/s/ William C. Losch III
William C. Losch III Executive Vice President and Chief Financial Officer